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                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Signatory"), being a member of the Board of Directors and/or an officer of The Charles Schwab Corporation (the "Company"), constitutes and appoints Charles R. Schwab, Lawrence J. Stupski, David S. Pottruck and A. John Gambs (each, an "Agent," and collectively, "Agents") and each or any of them, his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3, any and all amendments (including post-effective amendments) thereto and any Registration Statement relating to the same offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith and with such Registration Statements, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Charles R. Schwab
                                          -------------------------------------
                                                    Charles R. Schwab

                                                 /s/ Lawrence J. Stupski
                                          -------------------------------------
                                                   Lawrence J. Stupski

                                                 /s/ David S. Pottruck
                                          -------------------------------------
                                                    David S. Pottruck

                                                 /s/ Nancy H. Bechtle
                                          -------------------------------------
                                                    Nancy H. Bechtle

                                                /s/ C. Preston Butcher
                                          -------------------------------------
                                                   C. Preston Butcher

                                                 /s/ Donald G. Fisher
                                          -------------------------------------
                                                    Donald G. Fisher

                                                 /s/ Anthony M. Frank
                                          -------------------------------------
                                                    Anthony M. Frank

                                                  /s/ James R. Harvey
                                          -------------------------------------
                                                     James R. Harvey

                                                 /s/ Stephen T. McLin
                                          -------------------------------------
                                                    Stephen T. McLin

                                                 /s/ Roger O. Walther
                                          -------------------------------------
                                                    Roger O. Walther

                                                   /s/ A. John Gambs
                                          -------------------------------------
                                                      A. John Gambs

Dated: July 18, 1995